Debt and Other Financing Arrangements	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Debt and Other Financing Arrangements

12. Debt and Other Financing Arrangements

	(in thousands) December 31,
	2015	2014
Industrial revenue bonds:
0.17% to 0.42%, variable, due from 2015 to 2040	$1,010,600	$1,026,935
Notes, 5.75%, due 2017	600,000	600,000
Notes, 5.85%, due 2018	500,000	500,000
Notes, 4.125%, due 2022	600,000	600,000
Notes, 4.0%, due 2023	500,000	500,000
Notes, 6.40%, due 2037	650,000	650,000
Notes, 5.20%, due 2043	500,000	500,000

	4,360,600	4,376,935
Less current maturities	—	(16,335)

Total long-term debt due after one year	$4,360,600	$4,360,600

Annual aggregate long-term debt maturities are: none in 2016, $600.0 million in 2017, $500.0 million in 2018, none in 2019, $20.0 million in 2020 and $3.241 billion thereafter.

In October 2014, Nucor issued approximately $300 million of commercial paper to partially fund the acquisition of Gallatin. All commercial paper instruments matured within 90 days. The balance outstanding and presented in short-term debt in the consolidated balance sheet at December 31, 2014, was $151.4 million. As of December 31, 2015, no commercial paper was outstanding.

Nucor has a $1.50 billion unsecured revolving credit facility that matures in August 2018. The unsecured revolving credit facility provides up to $1.50 billion in revolving loans and allows up to $500.0 million in additional commitments at Nucor’s election in accordance with the terms set forth in the credit agreement. Up to the equivalent of $850.0 million of the credit facility is available for foreign currency loans, up to $500.0 million is available for the issuance of letters of credit and up to $500.0 million is available for the issuance of revolving loans for Nucor subsidiaries in accordance with terms set forth in the credit agreement. The credit facility provides for a pricing grid based upon the credit rating of Nucor’s senior unsecured long-term debt and, alternatively, interest rates quoted by lenders in connection with competitive bidding. The credit facility includes customary financial and other covenants, including a limit on the ratio of funded debt to capital of 60%, a limit on Nucor’s ability to pledge the Company’s assets and a limit on consolidations, mergers and sales of assets. As of December 31, 2015, Nucor’s funded debt to total capital ratio was 36%, and Nucor was in compliance with all covenants under the credit facility. No borrowings were outstanding under the credit facility as of December 31, 2015 and 2014.

Harris Steel has credit facilities totaling approximately $25.1 million, with no outstanding borrowings at December 31, 2015 ($1.5 million at December 31, 2014). In addition, the business of Nucor Trading S.A. is financed by uncommitted trade credit arrangements with a number of European banking institutions. As of December 31, 2015, Nucor Trading S.A. had outstanding borrowings of $51.3 million, which is presented in short-term debt in the consolidated balance sheets ($54.6 million at December 31, 2014).

Letters of credit totaling $58.0 million were outstanding as of December 31, 2015 ($42.2 million as of December 31, 2014), related to certain obligations, including workers’ compensation, utilities deposits and credit arrangements by Nucor Trading S.A. for commitments to purchase inventories.